EXHIBIT 10.20


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER, SALE OR OTHER DISPOSITION OF THESE SECURITIES MAY BE MADE UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SECURITIES HAS BECOME EFFECTIVE UNDER SAID ACT, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE HAS BECOME EFFECTIVE, OR THE COMPANY HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY (WHICH IN THE CASE OF ANY FINANCIAL INSTITUTIONAL HOLDER HEREOF MAY BE ITS INTERNAL COUNSEL) THAT SUCH REGISTRATION IS NOT REQUIRED.

PPN: 68627W 11 7                                              1,421,629 Warrants

                        COMMON STOCK WARRANT CERTIFICATE

          To subscribe for and purchase shares of Class A Common Stock, par value $0.001, of

                             ORION HEALTHCORP, INC.

         THIS CERTIFIES that, for valued received, Phoenix Life Insurance Company, or its registered successors and assigns, is the owner of the number of warrants (the "Warrants") set forth above, each to purchase from Orion HealthCorp, Inc., a Delaware corporation (herein called the "Company"), at any time but in any event no later than 5:00 p.m., New York City local time on November 30, 2011 (the "Expiration Date"), one share of Class A Common Stock, par value $0.001 per share, of the Company at an initial exercise price of $0.01, subject to adjustment from time to time pursuant to the provisions of
Section 2. The Warrants evidenced by the Warrant Certificate may be exercised, if at all, only in whole and not in part. For purposes of this Warrant Certificate, the term "Common Shares" shall mean the class of capital stock of the Company designated Class A Common Stock, par value $0.001 per share, pursuant to the Company's Second Amended and Restated Certificate of Incorporation, as from time to time in effect, and any other class of capital stock of the Company resulting from successive changes or reclassification of the Class A Common Stock.

         1.    Exercise of Warrants.

               (a) The Warrants evidenced hereby may be exercised at any time through the Expiration Date by the registered holder hereof, in whole but not in part, by the surrender of this Warrant Certificate, duly endorsed (unless endorsement is waived by the Company), at the principal office of the Company (or at such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at such holder's last address appearing on the books of the Company) and upon payment of the aggregate Exercise Price (as defined below) of the Common Shares purchased. The certificate(s) for such Common Shares shall be delivered to the registered holder hereof within a reasonable time, not exceeding three (3) business days, after Warrants evidenced hereby shall have been so exercised. No fractional Common Shares of the Company, or scrips for any such fractional shares, shall be issued upon the exercise of any Warrants; but the holder


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         hereof shall be entitled to cash equal to such fraction multiplied by the then Current Market Value (as defined below) of a Common Share. Each person in whose name any certificate for Common Shares is issued upon the exercise of the Warrants shall for all purposes be deemed to have become the holder of record of the Common Shares represented thereby on, and such certificate shall be dated, the date upon which this Certificate evidencing such Warrants was duly surrendered to the Company and payment in full of the Exercise Price was made.

               (b) In the event the Current Market Value of a Common Share exceeds the Exercise Price on the business day immediately prior to the exercise of the Warrants, the Holder may, at its option, exercise the Warrants held by such holder, without the payment of the Exercise Price or any additional consideration, for a number of Common Shares determined by dividing (i) the result of the difference between such Current Market Value and the Exercise Price times the number of Common Shares into which the Warrants held by such Holder are exercisable by
         (ii) such Current Market Value.

               (c) For the purpose of any computation of Current Market Value under this Warrant, the Current Market Value per Common Share at any date shall be (x) the closing price on the business day immediately prior to the exercise of the Warrants pursuant to Section 1(b) and (y) in all other cases, the average of the daily closing prices for the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination. The term "Time of Determination" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the Current Market Value is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by Section 2. The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the Common Shares are listed or to which such shares are admitted to trading or (2) if the Common Shares are not listed or admitted to trading on a national securities exchange, in the over-the-counter market as reported by NASDAQ or any comparable system or (3) if the Common Shares are not listed on NASDAQ or a comparable system, as furnished by two members of the NASD selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the Current Market Value per share cannot be determined pursuant to the foregoing provisions of this Section 1(c), the Current Market Value per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

         2. Adjustment in Exercise Price and Number of Shares. The initial exercise price of $0.01 per share shall be subject to adjustment from time to time as hereinafter provided (such price, as last adjusted, being herein called the "Exercise Price"). Upon each adjustment of the Exercise Price, the holder of this Warrant Certificate shall thereafter be entitled to purchase at the Exercise Price resulting from such adjustment, the number of shares obtained by dividing (i) the product of (A) the number of shares purchasable pursuant hereto immediately prior to such adjustment and (B) the Exercise Price immediately preceding such adjustment by (ii) the Exercise Price resulting from such adjustment.


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

               (a) Subdivision or Combination of Stock. If and whenever the Company shall at any time subdivide its outstanding Common Shares into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding Common Shares of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

               (b) Stock Dividends. If and whenever at any time the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in Common Shares, the Exercise Price in effect immediately prior to such dividend or distribution shall be proportionately reduced as if such dividend or distribution had been made by way of a subdivision pursuant to Section 2(a) above.

               (c) Reorganization, Reclassification, Consolidation, Merger. If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation, or sale, transfer or other disposition of all or substantially all of the Company's properties to another corporation shall be effected, then, lawful and adequate provision shall be made whereby each holder of Warrants shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Common Shares immediately theretofore issuable upon exercise of the Warrants, such shares of stock, securities or properties (including cash paid as partial consideration) (collectively, the "Substitute Securities") as may be issuable or payable with respect to or in exchange for a number of outstanding Common Shares equal to the number of Common Shares issuable upon exercise of the Warrants immediately prior to such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, and in any such case, appropriate provision shall be made with respect to the rights and interests of each holder of Warrants to the end that the provisions hereof shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any Substitute Securities thereafter deliverable upon the exercise thereof. The above provisions of this Section 2(c) shall similarly apply to successive reorganizations, reclassification, consolidations, mergers, sales, transfers or dispositions.

               (d) Additional Common Shares. In the event that the Company shall issue or sell Additional Common Shares or Rights (excluding Excluded Securities) at a Consideration Per Share lower than the Reference Price, then the Exercise Price in effect immediately after such event shall be adjusted by multiplying the Exercise Price in effect immediately prior to such event by the quotient of:

                     (i)   the sum of:

                           (A) the number of Common Shares outstanding immediately prior to such event (calculated on a fully diluted basis taking into account all outstanding Rights); plus


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

                           (B) the quotient of (I) the Aggregate Consideration Receivable in respect of such event, divided by (II) the Reference Price;

                     divided by

                     (ii)  the sum of:

                           (A) the number of Common Shares outstanding immediately prior to such event (calculated on a fully diluted basis taking into account all outstanding Rights); plus

                           (B) the number of Additional Common Shares issued or sold in such event (or then issuable pursuant to Rights issued or sold in such event).

         "Additional Common Shares" means any Common Shares issued or sold by the Company after the date hereof.

         "Aggregate Consideration Receivable" means, in the case of a sale of Additional Common Shares, the aggregate amount paid to the Company in connection therewith and, in the case of an issuance or sale of Rights, or any amendment thereto, the sum of: (i) the aggregate amount paid to the Company for such Rights; plus (ii) the aggregate consideration or premiums stated in such Rights payable for Additional Common Shares covered thereby; in each case without deduction for any fees, expenses or underwriters' discounts.

         "Consideration Per Share" shall mean, with respect to Common Shares or Rights, the quotient of (i) the Aggregate Consideration Receivable in respect of such Common Shares or such Rights; divided by (ii) the total number of such Common Shares or, in the case of Rights, the total number of Common Shares covered by such Rights.

         "Excluded Securities" shall mean and include: (i) Common Shares or Rights issued in any of the transactions described in this Section 2(d) in respect of which an adjustment has been made pursuant to this
         Section 2(d) and any Common Shares issued in respect of Rights for which an adjustment has been made under this Section 2(d) or in respect of which no adjustment was required at the time of the issuance of such Rights under this Section 2(d); (ii) Common Shares issuable upon exercise of the Warrants; (iii) Common Shares issuable upon exercise of any options or warrants granted, or Common Shares granted as restricted stock units, pursuant to the Company's 2004 Incentive Plan, the Company's 2001 Stock Option Plan or any other equity incentive plan approved by the Board of Directors, provided that in any case the aggregate number of Common Shares issuable in respect thereof shall not at any time exceed 10% of all Common Shares determined on a fully diluted basis taking into account all outstanding Rights; (iv) Common Shares issued pursuant to the conversion provisions existing as of the date hereof in respect of the Company's Class B Common Stock, par value $0.0001 per share, the Company's Class C Common Stock, par value $0.0001 per share, and the Company's Class D Common Stock, par value


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

         $0.0001 per share, in each case, to the extent, but only to the extent, that such shares of Class B Common Stock, Class C Common Stock and Class D Common Stock were outstanding as of the date hereof; (v) any Common Shares whose issuance has been otherwise adjusted pursuant to Sections 2(a), 2(b) or 2(c) above; (vi) any Common Shares or Rights issued pursuant to the PIK dividend provisions of the Company's Second Amended and Restated Certificate of Incorporation as in effect on the date hereof; (vii) any Common Shares or Rights issued as full or partial consideration for the acquisition by the Company (or any subsidiary thereof) of all or substantially all of the capital stock or assets of any third party; and (viii) any Common Shares or Rights issued by the Company to any lender in connection with the provision by such lender of financing to the Company, provided that the aggregate number of Common Shares issuable in respect thereof shall not at any time exceed 5% of all Common Shares determined on a fully diluted basis taking into account all outstanding Rights.

         "Reference Price" shall mean $0.20 per Common Share.

         "Right" shall mean and include: (i) any warrant or any option (including, without limitation, employee stock options) to acquire Common Shares; (ii) any right issued to holders of Common Shares permitting the holders thereof to subscribe for Additional Common Shares (pursuant to a rights offering or otherwise); (iii) any right to acquire Common Shares pursuant to the provisions of any security convertible or exchangeable into Common Shares; and (iv) any similar right permitting the holder thereof to subscribe for or purchase Common Shares.

         In the event that the Company shall issue and sell Common Shares or Rights for a consideration consisting, in whole or in part, of property (including, without limitation, a security) other than cash or its equivalent, then in determining the "Aggregate Consideration Receivable," the Board of Directors shall determine, in good faith and on a reasonable basis, the fair value of such property, and such determination, if so made, shall be binding upon the holder of this Warrant. Upon the expiration of any Rights, with respect to which an adjustment was required to be made pursuant to this Section 2(d), without the full exercise thereof, the Exercise Price and the number of Common Shares purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter be the Exercise Price and the number of Common Shares, as would have been had, had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if: the only Common Shares issuable under such Rights were the Common Shares, if any, actually issued or sold upon the exercise of such Rights; and such Common Shares, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such Rights, whether or not exercised, provided that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the reduction initially made in respect of the issuance, sale, or grant of such Rights. If, with respect to any of the Rights with respect to which an adjustment was required to be made pursuant to this Section 2(d), there is an increase or decrease in the consideration payable to the Company in respect of the exercise thereof, or there is an increase or decrease in the number of Common Shares issuable upon the exercise thereof (by change of rate or otherwise), the Exercise Price computed upon the original issue and sale thereof, and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Rights which are outstanding at such time.


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

         3. Company to Provide Stock. The Company covenants and agrees that all the Common Shares which may be issued upon the exercise of the Warrants evidenced hereby upon the due exercise, including the receipt by the Company of the aggregate Exercise Price for all Warrants exercised, will be duly authorized, validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof to the registered holder hereof other than those which the Company shall promptly pay or discharge. The Company further covenants and agrees that during the period within which the Warrants evidenced hereby may be exercised, the Company will at all times reserve such number of Common Shares as may be sufficient to permit the exercise in full of the Warrants hereby.

         4. Other Notices. If any time prior to the Expiration Date of the Warrants evidenced hereby:

               (a) The Company shall declare any dividend on the Common Shares payable in shares of capital stock of the Company other than Common Shares; or

               (b) The Company shall issue any options, warrants or rights pro rata to all holders of Common Shares entitling them to subscribe for or purchase any shares of stock of the Company or to receive any other rights; or

               (c) The Company shall distribute pro rata to all holders of Common Shares evidences of its indebtedness or assets (including cash distributions); or

               (d) There shall occur any reclassification of the Common Shares, or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of the Common Stock) or a sale or transfer to another corporation of all or substantially all of the properties of the Company; or

               (e) There shall occur the voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company;

then, and in each of such cases, the Company shall mail to the registered holder hereof at its last address appearing on the books of the Company, a reasonable time (and, in any event, at least fifteen (15) business days) prior to the applicable record date (or determination date) mentioned below, a notice stating, to the extent such information is available, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Shares of record to be entitled to such dividend, distribution or rights are to be determined, or (ii) the date on which such liquidation, dissolution or winding up is expected to become effective and the date as of which it is expected that holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution or winding up.


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

         5. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate, and in the case of any such loss, theft or destruction of this Warrant Certificate, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company (provided that an unsecured agreement of indemnity from Phoenix Life Insurance Company shall be deemed satisfactory) or, in the case of any such mutilation, on surrender and cancellation of such Warrant Certificate, unless the Company has received notice that any such Warrant Certificate has been acquired by a bona fide purchase, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate of like tenor.

         6. Registered Holder. The registered holder of this Warrant Certificate shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered holder of this Warrant Certificate shall not be entitled by virtue of ownership of this Warrant Certificate to any rights whatsoever as a stockholder of the Company.

         7. Amendments and Waivers. Any provision in this Warrant Certificate to the contrary notwithstanding, changes in or additions to this Warrant Certificate may be made and compliance with any covenant or provision herein set forth may be omitted or waived if the Company shall obtain consent thereto in writing from the holder hereof.

         8.    Transfer.

               (a) None of this Warrant Certificate and the Warrants evidenced hereby nor any Common Shares issued on exercise hereof may be sold, transferred, pledged, hypothecated or otherwise disposed of unless and until: (i) there is then in effect a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering such proposed disposition and such disposition is made in accordance with such registration statement and all applicable state securities laws; or (ii) (A) the transferor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such transferor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company (which opinion may be from internal counsel of such transferor if transferor is a financial institution), that such disposition will not require registration of such securities under the Securities Act and that all requisite action has been or will, on a timely basis, be taken under any applicable state securities laws in connection with such disposition; and (iii) the proposed transferee shall have agreed in writing to be bound by the terms and provisions of this Section 8.

               (b) Notwithstanding the provisions of Section 8(a), no such registration statement or opinion of counsel shall be necessary for a transfer pursuant to Rule 144(k) promulgated under the Securities Act, or a transfer to an entity wholly owned by such transferor, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original holder of this certificate.

               (c) This Warrant Certificate may be transferred only in whole and not in part.


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

               (d) The Company shall keep at its principal executive office a register for the registration of transfers of this Warrant Certificate. The name and address of the holder of this Warrant Certificate, each transfer thereof and the name and address of each transferee thereof shall be registered in such register. Subject to the requirements set forth above in this Section 8, upon surrender of this Warrant Certificate at the principal executive office of the Company for registration of transfer (duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of this Warrant Certificate or its attorney duly authorized in writing and accompanied by the address for notices of the transferee of this Warrant Certificate), the Company shall execute and deliver, at the Company's expense (except as provided below), a new Warrant Certificate (as requested by the holder thereof) in exchange therefor. Subject to the requirements set forth above in this Section 8, each such new Warrant Certificate shall be registered to such person as such holder may request and shall be substantially in the form of the old Warrant Certificate being so replaced. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of this Warrant Certificate.



         IN WITNESS WHEREOF, Orion HealthCorp, Inc. has caused this Warrant Certificate to be signed by a duly authorized officer under seal, and this Warrant Certificate to be dated December 1, 2006.

                                           ORION HEALTHCORP, INC.



                                           By:   /s/ Terrence L. Bauer
                                                --------------------------------
                                           Name: Terrence L. Bauer
                                           Title: President and Chief Executive
                                                  Officer


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